EXHIBIT 99.1

ROYAL GOLD, INC. A Precious Metals Royalty Company European Gold Forum April 2004

Safe Harbor CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 Some matters contained in this presentation are forward-looking statements that involve risks and uncertainties that could cause actual events to differ materially from projections or estimates. Such forward-looking statements include statements regarding production estimates for calendar 2004 provided by third party operators, the sliding- scale features of our royalty structure at the Pipeline Mining Complex and Bald Mountain, and comments regarding cash flow, earnings, revenues, timing and amounts of future production, mineralization and reserves. Factors that could cause actual results to differ materially from such projections include changes in precious metals prices, various decisions and activities of mine operators, unanticipated grade, geological, metallurgical, or processing problems, changes in project parameters as plans are refined, the results of current or planned exploration activities, economic and market conditions, future financial needs or opportunities, and the impact of any future acquisitions. These and other factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements.

Royal Gold A Different Way To Own Gold

Solid Growth ~ Solid Future ($ Millions) -4.3 5.0 2.7 8.8 11.2 Free Cash Flow FY 1999-2003 1.0 9.4 6.0 12.3 15.8 Royalty Revenues FY 1999-2003

Royal Gold ~ Highlights Leading publicly-traded precious metals royalty company Royalties on flagship properties of the three largest gold producers in North America Leverage to gold prices through sliding-scale royalties Working with world-class operators

Market Profile NASDAQ RGLD TSX RGL Shares outstanding 20.8 million (fully diluted) 21.1 million Market cap over $350 million Trading volume 524,000 shares/day Options traded CBOE, AMEX, PACIFIC & ISE

A Royalty Company ~ A Unique Investment No direct construction costs or capital outlays No operating or environmental risks Higher margins than operators High stock market multiples

A Royalty Company ~ A Unique Investment Exposure to reserve additions Efficient corporate structure Tax advantaged income

Management ~ Significant Ownership Stake Retail 47% Management & Directors 21% Institutional 32%

Dividends ~ Steady and Growing 0.05 0.05 0.075 0.10 0.15 2000 2001 2002 2003 2004 ($ per share)

Producing Royalty Portfolio NAME/ROYALTY TYPE OPERATOR Pipeline Mining Complex (GSR and NVR) Placer Dome Leeville (NSR) Newmont SJ Claims (NSR) Barrick Bald Mountain (NSR) Placer Dome Martha mine (NSR) Coeur d'Alene

Pipeline Mining Complex ~ GSR Sliding-Scale Royalties 9.00% 5.00% $470 and above 8.55% 4.75% $450 - $469.99 8.10% 4.50% $430 - $449.99 7.65% 4.25% $410 - $429.99 7.20% 4.00% $390 - $409.99 6.75% 3.75% $370 - $389.99 6.12% 3.40% $350 - $369.99 5.40% 3.00% $330 - $349.99 4.68% 2.60% $310 - $329.99 4.05% 2.25% $270 - $309.99 2.34% 1.30% $250 - $269.99 1.35% 0.75% $230 - $249.99 0.90% 0.50% $210 - $229.99 0.72% 0.40% Below $210 GSR2 "Super Royalty" GSR1 Price of Gold

The Power of Leverage Pipeline Project - GSR1 Leverage Royalty Revenue Per Gold Ounce Produced 5.00 10.00 15.00 20.00 25.00 30.00 350 450 Gold Price ($/Ounce) 30% 80% Revenue per Ounce ($) $11.90 $21.38

Royal Gold's Gold Price Leverage Royal Gold Calendar 2004 Revenues and Free Cash Flow Projections 7.0 12.1 16.2 21.4 25.2 11.0 16.3 20.8 26.4 30.4 300 350 400 450 500 Gold Price ($) ($ In Millions) Free Cash Flows Revenues Revenue and free cash flow projections are calculated based on production estimates received from the operators of properties covered by our royalties.

Poised for Significant Growth $41M cash No debt $10M line of credit Shelf registration

Pipeline Mining Complex (Operated by Placer Dome) Four different royalty streams 6.0 million ounces of reserves Additional mineralization of 176.5 million tons @ 0.033 opt (160.1 million tonnes @ 1.13 gpt) Estimated production of 892,000 ounces for calendar 2004 New picture/photo

Pipeline Mining Complex (Operated by Placer Dome)

Pipeline Mining Complex (Operated by Placer Dome) Mineral Endowment ~ Reserve Replacement Ounces in Millions 2 4 6 8 10 12 14 16 18 20 1997 1998 1999 2000 2001 2002 2003 Reserves Resources Cumulative Production

Leeville Project (Operated by Newmont) 1.8% NSR royalty 2.6 million ounces of reserves Carlin East 146,000 ounces Leeville 2.5 million ounces Additional mineralization of 1.5 million tons @ 0.453 opt (1.36 million tonnes @ 15.53 gpt) (Leeville)

Leeville Project (Operated by Newmont) Estimated production 116,000 ounces in calendar 2004 (Carlin East) 550,000 ounces/year commencing in late 2005 (Leeville)

Development Drift Advance Leeville Project (Operated by Newmont) Well-positioned for additional exploration potential between Carlin East and Leeville

SJ Claims ~ Betze-Post Mine (Operated by Barrick) 0.9% NSR royalty 9.8 million ounces of reserves Estimated production 515,000 ounces in calendar 2004 SJ Claims Royalty Footprint

SJ Claims Royalty Footprint ~ Betze-Post Mine (Operated by Barrick) Positioned for Betze- Post expansion Solid royalty income for years to come Emphasis on exploration by operator

1.75% - 3.5% NSR sliding- scale royalty 320,000 ounces of reserves Additional mineralization of 7.7 million tons @ 0.037 opt (7.0 million tonnes @ 1.27 gpt) Estimated production of 55,000 ounces in calendar 2004 Bald Mountain (Operated by Placer Dome)

Martha Silver Mine (Operated by Coeur d'Alene) 2% NSR royalty 1.35 million ounces of reserves Additional mineralization of 24,000 tons @ 78.43 opt (21,770 tonnes @ 2,688.0 gpt) Estimated production of 1.3 million ounces in calendar 2004 Upside exploration potential Martha Mine

Focused Growth Strategy Acquisition of existing royalties Innovative royalty financing transactions, including: Exploration Feasibility studies Mine construction/development loan guarantees Reclamation Other project financing needs Restructuring balance sheets

Royal Gold ~ Designed to Offer A Premium Investment Superior leverage to rising gold prices Low operational risk Efficient business plan yielding excellent margins Financial strength to fuel growth

Royal Gold, Inc. 1660 Wynkoop Street, Suite 1000 Denver, Colorado 80202-1132 U.S.A. www.royalgold.com Telephone: (303) 573-1660 Fax: (303) 595-9385